LONGLEAF PARTNERS FUNDS SM

QUARTERLY REPORT

at September 30, 2003

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	6
Performance History and Portfolio Summary	7
Portfolio of Investments	8

Longleaf Partners International Fund (International Fund)
Management Discussion	10
Performance History and Portfolio Summary	11
Portfolio of Investments	12

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	15
Performance History and Portfolio Summary	17
Portfolio of Investments	18
Service Directory	21

Cautionary Statement

One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

We ended September with a quarter of solid compounding in all three Funds. Longleaf Partners Fund rose 4.0%, Small-Cap was up 4.5%, and International added 11.0% over the last three months. The Funds’ year-to-date returns are: Partners 20.1%, Small-Cap 25.6%, and International 27.9%. In nine months, each Fund has approached or exceeded double our annual inflation plus 10% goal. If we could close the doors on the year, we would be pleased with 2003’s results.

The corollary to this good news is that we are having great difficulty finding new investments to replace those that we have sold. We therefore have higher cash positions in each Fund and price-to-value ratios have increased. Rising cash balances are not our goal, although in the short-run we are not concerned about having liquidity to take advantage of investments when they become available. Opportunities will emerge in one of four ways:

      1) We become more productive in our research.

      2) Individual companies face disappointments or short-term problems.

      3) Volatility increases within specific industries.

      4) The market has a meaningful overall decline.

We do not know which of these will provide solutions. We will be patient yet vigilant for the next quantified and qualified opportunity. Good commitment possibilities will “show up.”

While our research is based solely on each company’s merits, observations about the current environment help explain why few businesses meet our price criteria today.

•	Bulls outnumber bears by a historically high margin.

•	Margin debt and concomitant speculation have risen steeply.

•	Day traders are making a comeback.

•	Corporate insider purchases are at their lowest level in nine years, while selling is huge.

•	The NASDAQ is materially over-priced, in our opinion.

These observations are not a prediction about what the broad market will do, but they do provide some context for our current research struggle.

Mutual Fund Tumult

Often the third quarter has been tumultuous for investors. Although the stock market escaped turmoil over the last three months, the mutual fund industry faced its own tumult. Reports of improper trading have cast a suspicious eye

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

toward the industry. It seems an appropriate time to reiterate the governing principles of the Longleaf Partners Funds.

•	We will treat your investment in Longleaf as if it were our own.

•	We will remain significant investors with you in Longleaf.

•	We will invest for the long term, while striving to maximize returns and to minimize business, financial, purchasing power, regulatory, and market risks.

•	We will choose our equity investments based on their discounts from our appraisals of their corporate intrinsic values, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

•	We will concentrate our assets in our best ideas.

•	We will not impose loads, holding periods, exit fees, or 12b-1 charges on our investment partners.

•	We will consider closing the Funds to new investors if closing would benefit existing shareholders.

•	We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

•	We will continue our efforts to enhance shareholder services.

•	We will communicate with our investment partners as candidly as possible.

Many partners have asked about Longleaf’s practices related to late trading, market timing, and fair value pricing. Each of these is a distinct topic although recent press coverage has blurred them. Below is a brief discussion of Longleaf’s approach to each item.

Late trading: The SEC’s “forward pricing rule” requires any mutual fund buy or sell order placed after the close of the market to receive the next day’s price. Not only is this rule the law, but our trading agreements authorizing third parties to accept orders on behalf of the Funds mandate compliance with it. While we are unable to see time stamps on individual trades placed at third party firms, Longleaf is not aware of, nor has it knowingly allowed, “late trading” in violation of the forward pricing rule. In addition, Longleaf does not allow either “as of” trades which are orders accepted for a date other than the current trade date, or “firm exits” which cancel trades previously placed.

Market timing: While market timing is not illegal, it is highly undesirable since it can disrupt portfolio management and dilute the results of long-term Fund owners. Our governing principles printed above, as well as on page 24 of the Prospectus, specifically state our aversion to timing. The magnitude of timing trades at Longleaf has been small. But consistent with our governing principles,

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

we spend meaningful time policing timers. We watch incoming trades for suspicious activity and reject a new purchase if we believe it is a timer. For those we cannot identify or stop, we monitor redemptions to identify timers and prohibit them from future purchases. In addition, we instruct third party firms that trade and clear Longleaf’s Funds to police timing and prohibit investors that they have identified as timers. Timers are accustomed to being detected and have wily ways to evade fund policing. While we are unable to prevent every timer from investing in Longleaf, we have never authorized timing and we are diligent in our efforts to eliminate this activity in our Funds. We continue to evaluate whether short–term trading redemption fees would be an effective tool to prevent timing and are especially interested in whether the SEC will raise its limit on these fees above 2%.

Fair value pricing: This term generally refers to the practice of adjusting prices of foreign holdings to reflect events that happen after a foreign market closes but before the U.S. market closes. For example, if major bad news about one of our Japanese holdings is released after Japan’s market closes (2:00 am U.S. EST), rather than price the International Fund using the last trading price of that security, we can adjust the stock’s price downward to account for the news’ impact on that company. Without fair value pricing, timers may try to arbitrage the difference between the actual Japanese closing price and a significant event’s anticipated impact on the next day’s price.

Southeastern handles all Fund pricing in-house and does not outsource this all-important function to others. We review each security in the portfolio daily and have procedures that determine whether to implement fair value pricing. The Fund’s Board of Trustees on several occasions has approved a price adjustment based on significant news about a particular holding. Fair value pricing is an art, not an exact science, since no one can accurately predict where a stock will open or close. In addition, because our portfolios are concentrated, they rarely directly correlate with macro events or overall U.S. or foreign market moves.

News Accolades

The controversy surrounding the mutual fund industry highlights the benefits of investing with owner-operators. We are proud that our record of acting in shareholder interests has been cited in the midst of mutual fund turmoil.

•	The Wall Street Journal on September 5th listed five “Indications of Integrity” for funds.

•	Small-stock funds are closed to new investors before they become too bloated,
•	No parade of “flavor of the month” funds,

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

•	Fund managers and executives are themselves big investors in their funds,
•	Reasonable expense charges, and
•	Frank talk about portfolio-management strategies, errors and market conditions.

While we believe all of these characteristics apply to the Longleaf Partners Funds, the article specifically mentioned Longleaf as “one outfit that stresses that its personnel invest side-by-side with investors.”

•	USA Today on September 12th did a similar article with a checklist to “help spot investor-friendly choices.” The attributes were:

•	Curbs on timers,
•	Fair value pricing,
•	Low fees,
•	Closed funds, and
•	Good disclosure.

The article singled out Longleaf Funds because they “provide useful information in their shareholder reports.”

•	Money Magazine’s October issue had its own list of “the signs that greed is not Job One at a fund company.”

•	Minimal Hype,
•	Low Expenses,
•	Redemption Fees,
•	Fair Value Pricing,
•	Closing Doors, and
•	Insider Ownership, for which Longleaf was specifically cited.

Fee Reduction

Your manager has initiated a fee break in Longleaf Partners International Fund. As the Fund completes its fifth full year, we have enough history to understand the economics of operating in the overseas arena, specifically as it relates to our bases in London and Tokyo. We believe it is fair that we share some of the economies of scale with our partners. The management fee of the International Fund will decline from 1.5% to 1.25% for assets that exceed $2.5 billion.

Gains Information

With the good performance and sales of some holdings, taxable investors may be curious about what to expect in capital gains distributions. (Income distributions occur at the end of December.) We currently have net capital losses in each of the three Funds. At this time, it appears as though the Small-Cap and International Funds will not have a capital gain distribution. To the extent we have any

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

major sales in the Partners Fund between September 30 and October 31, the amount of a distribution, if any, should be minimal and the record date for receiving the distribution would be November 6, payable November 7.

We appreciate the support and loyalty of our partners. We look forward to continuing our investment relationship for many years to come.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

Partners Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund finished the third quarter up 4.0%, bringing the Fund’s year-to-date return to 20.1%. These results compare quite favorably to the S&P 500’s 2.6% gain in the quarter and 14.7% return in 2003. More importantly, the Partners Fund is far ahead of our inflation plus 10% goal for the year.

Most holdings appreciated over the last three months and several contributed meaningfully to performance. NipponKoa was up 40%. Because the company’s large investment portfolio resembles the Nikkei, that Index’s rally over the quarter helped NipponKoa’s stock. In addition, the insurance operations remain solid and management continues to make positive strides in capital allocation.

The improving U.S. economy made analysts more optimistic about occupancy and rate increases at both Hilton and Marriott. Hilton rose 27% in the quarter, and Marriott increased 12%. Philips delivered on most operating fronts and the stock posted a 20% gain. The lighting business reported better-than-expected results; the medical equipment business made progress; and the outlook for semiconductors improved with increased capacity utilization across the chip sector. GM Hughes grew its value over 20% with double-digit net subscriber additions and higher revenues per subscriber. The stock rose 12%.

Although Level 3 has been the largest contributor to the Fund’s year-to-date return, the stock declined 19% during the quarter. Our appraised value of the company was unchanged and our corporate partners remain some of the most capable we have seen. Level 3’s revenues fell primarily because of management’s effort to eliminate the unprofitable portion of Genuity’s business (Level 3 acquired Genuity earlier this year.) Our appraisal assumed this run-off, and our expectation for the company’s cash flow growth is unimpaired. Level 3 has also announced a plan to replace its bank debt with bonds to provide a more flexible financial structure to aid in purchasing additional customer revenues to run over Level 3’s fixed cost structure.

Aon dropped 13% without any significant news or changes. Skeptics continue to warn that the insurance premium cycle has peaked, but Aon’s cash flow is growing and its intrinsic worth should build nicely even in a downturn. We took advantage of the larger disparity between price and value by adding to our position. This was the only purchase we made during the quarter.

We sold our stake in Rayonier when our efforts to persuade management and the board to consider various options to realize shareholder value succeeded and the price approached our appraisal. The company announced plans to convert to a REIT structure.

Our cash position has risen to 14%, and our price-to-value ratio is in the low 70’s, slightly above the Fund’s historic average. While we prefer to own equities in the long-term, we are patient in the short-run as we look for qualifying investments to buy. The current liquidity will allow us to add 60-cent or better dollars and further improve the outlook for all of our partners.

Partners Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended September 30, 2003

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	20.05%	7.38%	14.70%
One Year	27.64	12.32	24.30
Five Years	12.14	12.51	0.97
Ten Years	14.67	12.47	10.03

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 28.5% of Net Assets)

Level 3 Communications, Inc. (LVLT)	6.7%
Provides telecommunication and information services, including local, long distance, data transmission, and Internet services.

The Walt Disney Corporation (DIS)	5.9%
A media and entertainment company consisting of ESPN and other cable channels, the ABC Network, theme parks, and movie studios, as well as other assets.

FedEx Corporation (FDX)	5.6%
Integrated air-ground transportation company providing time-definite delivery of packages world wide.

Comcast Corporation (CMCSK and CMCSA)	5.3%
Largest broadband cable operator in the U.S. with over 21 million subscribers.

Vivendi Universal SA (V and EX FP)	5.0%
French conglomerate with numerous entertainment, media and telecommunications assets as well as Vivendi Environmental.

PORTFOLIO CHANGES

January 1, 2003 through September 30, 2003

New Holdings	Eliminations

Automatic Data Processing, Inc. Diageo plc Koninklijke (Royal) Philips Electronics N.V. Koninklijke (Royal) Philips Electronics N.V. ADR Level 3 Communications, Inc. (from Note conversion)	Allied Waste Industries, Inc. Level 3 Communications, Inc., 9% Junior Convertible Subordinated Notes due 7-15-12 (converted to stock) Plum Creek Timber Company, Inc. Rayonier Inc.

Partners Fund - PORTFOLIO OF INVESTMENTS

at September 30, 2003 (Unaudited)

Shares			Value

Common Stock 86.1%
		Beverages 2.8%
16,832,505		Diageo plc (Foreign)	$181,636,684
		Broadcasting and Cable 10.2%
1,668,996	*	Comcast Corporation – Class A	51,538,596
9,978,000	*	Comcast Corporation – Class A Special	294,750,120
22,328,400	*	General Motors Corporation – Class H	319,519,404

			665,808,120

		Data Processing 2.6%
4,781,700		Automatic Data Processing, Inc.	171,423,945
		Entertainment 5.9%
19,046,000		The Walt Disney Corporation	384,157,820
		Environmental Services 4.1%
10,161,100		Waste Management, Inc.	265,915,987
		Lodging 9.4%
18,050,700		Hilton Hotels Corporation	292,782,354
7,360,000		Marriott International, Inc.	316,700,800

			609,483,154

		Multi-Industry 8.2%
5,000,000		General Motors Corporation	204,650,000
14,386,570	*	Vivendi Universal SA (Foreign)	254,659,210
4,141,900	*	Vivendi Universal SA ADR (Foreign)	73,560,144

			532,869,354

		Natural Resources 4.0%
10,257,000	*	Pioneer Natural Resources Company	261,143,220
		Property & Casualty Insurance 8.9%
13,121,000		Aon Corporation	273,572,850
61,148,000		The NipponKoa Insurance Company, Ltd. (Foreign)	310,351,484

			583,924,334

		Publishing 3.0%
2,973,300		Knight Ridder, Inc.	198,319,110
		Real Estate 2.5%
13,284,900		Trizec Properties, Inc.	162,872,874
		Restaurants 4.5%
9,880,000	*	Yum! Brands, Inc.	292,645,600

Partners Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2003 (Unaudited)

Shares			Value

		Technology 4.6%
11,563,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	$262,043,393
1,531,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	35,112,638

			297,156,031

		Telecommunications 9.8%
81,029,000	*	Level 3 Communications, Inc.	439,177,180
3,598,500		Telephone and Data Systems, Inc.	203,459,190

			642,636,370

		Transportation 5.6%
5,615,000		FedEx Corporation	361,774,450

		Total Common Stocks (Cost $4,596,603,259)	5,611,767,053

Principal
Amount

Short-Term Obligations 14.0%
263,754,000	Repurchase Agreement with State Street Bank, 0.40% due 10-1-03, Repurchase price $263,756,931 (Collateralized by U.S. government agency securities)	263,754,000
650,000,000	U.S. Treasury Bills, 0.88%-0.89% due 10-2-03 to 11-28-03	649,331,389

		913,085,389

Total Investments (Cost $5,509,688,648)(a)	100.1%	6,524,852,442
Other Assets and Liabilities, Net	(0.1)	(3,204,533)

Net Assets	100.0%	$6,521,647,909

Net asset value per share		$26.70

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 17% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

223,750,000	Euro 12-19-03	$259,987,255	$(5,310,530)
14,600,000,000	Japanese Yen 12-19-03	131,046,829	(6,207,154)
21,355,000,000	Japanese Yen 3-19-04	192,202,111	(5,833,913)

		$583,236,195	$(17,351,597)

International Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund gained 11.0% in the third quarter compared to an 8.1% return from the EAFE Index. The Fund’s return for the year-to-date was 27.9% versus 18.4% for EAFE.

Several Japanese investments accounted for the bulk of this quarter’s performance. Two of the strongest contributors were property & casualty insurers Millea Holdings and NipponKoa. Each holds large portfolios of Japanese equities that resemble Japan’s broad market indices. These portfolios have increased in value along with the Nikkei, which closed on September 30th up 12% for the quarter and up 35% from its multi-decade low reached on April 28th. In addition, each company is led by a progressive CEO committed to improving shareholder returns via share repurchases and improved investment performance.

Media holdings SkyPerfect and Nippon Broadcasting advanced 64% and 49%, respectively, during the quarter as Japan’s advertising market began to recover and as news reports highlighted the possibility of structural reform at Fuji Television. Fuji Television is both Nippon Broadcasting’s most valuable asset and one of SkyPerfect’s largest shareholders. Despite the strong Japanese rally this year, we continue to find our most promising new ideas in the Japanese market. This reflects both the market’s absurd cheapness earlier this year and the fact that many Japanese companies are increasing shareholder value, despite facing substantial macro-economic challenges.

Outside of Japan, Philips Electronics contributed the most to performance. Philips’ medical equipment business continues to progress while increased capacity utilization across the semiconductor sector has improved the outlook for Philips’ internal semiconductor business as well as for the company’s investee, Taiwan Semiconductor Manufacturing.

With the exception of Shaw Communications, most other positions advanced or posted slight declines. We do not know why Shaw has remained weak despite a global media rally, but we do know that our value is building and that our management partners, the Shaw family, continue to buy shares personally.

We added Diageo to the portfolio early in the quarter when it briefly traded at enough of a discount, and we eliminated our 0.1% position in Tokyo Style. We continue to struggle in our search for new ideas outside of Japan. Markets are generally rich and the most speculative names seem the most overvalued. We doubt that these market conditions are sustainable and suspect that we will be given opportunities to invest our cash. We are content to wait for the fat pitches that we are certain will come our way.

International Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended September 30, 2003

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	27.88%	7.38%	18.37%
One Year	35.40	12.32	26.01
Since Public Offering 10/26/98	15.25	12.51	(1.44)

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 34.1% of Net Assets)

The NipponKoa Insurance Company, Ltd. (8754)	8.9%
Japanese provider of both non-life (property/casualty) and life insurance services.

Vivendi Universal SA (V and EX FP)	7.1%
French conglomerate with numerous entertainment, media and telecommunications assets as well as Vivendi Environmental.

Shaw Communications Inc. (SJR)	6.4%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

SKY Perfect Communications Inc. (4795)	5.9%
Japan’s dominant provider of satellite broadcast services.

Millea Holdings, Inc. (8766)	5.8%
Japan’s largest non-life (property/casualty) insurance company.

PORTFOLIO CHANGES

January 1, 2003 through September 30, 2003

New Holdings	Eliminations

Diageo plc Millea Holdings, Inc.	Amdocs Limited Fiat S.p.A. Fiat Warrants The Fuji Fire and Marine Insurance Company, Ltd. Sompo Japan Insurance Inc. Tokyo Style Co., Ltd.

International Fund - PORTFOLIO OF INVESTMENTS

at September 30, 2003 (Unaudited)

Shares			Value

Common Stock 85.5%
		Automobiles 4.5%
1,224,000		Renault SA (France)	$72,410,854
		Beverages 1.3%
1,889,000		Diageo plc (United Kingdom)	20,383,876
		Broadcasting and Cable 21.6%
2,380,018		The News Corporation Limited (Australia)	19,363,623
1,385,000		The News Corporation Limited ADR (Australia)	45,428,000
2,172,300		Nippon Broadcasting System, Inc. (Japan)	88,085,924
8,499,700		Shaw Communications Inc. – Class B (Canada)	103,356,352
79,082	*	SKY Perfect Communications Inc. (Japan)	95,565,233

			351,799,132

		Food 3.8%
9,851,000		Ezaki Glico Co., Ltd. (Japan)	62,431,258
		Multi-Industry 12.3%
127,134,000	*	BIL International Limited (Singapore)	54,425,061
1,167,900		Brascan Corporation (Canada)	29,545,836
6,315,000	*	Vivendi Universal SA (France)	111,782,928
209,000	*	Vivendi Universal SA ADR (France)	3,711,840

			199,465,665

		Natural Resources 0.4%
3,349,996	*	Gendis Inc. (Canada)(b)	5,957,755
		Property & Casualty Insurance 20.4%
591,500		Fairfax Financial Holdings Limited (Canada)	92,268,740
8,396		Millea Holdings, Inc. (Japan)	94,695,976
28,556,000		The NipponKoa Insurance Company, Ltd. (Japan)	144,933,554

			331,898,270

		Publishing 3.4%
4,507,000		Hollinger International Inc. (United Kingdom)	55,661,450
		Real Estate 2.4%
3,195,000		Trizec Properties, Inc. (United States)	39,170,700
		Restaurants 4.4%
2,418,000	*	Yum! Brands, Inc. (United States)	71,621,160

International Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2003 (Unaudited)

Shares			Value

		Technology 4.9%
406,931		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	$9,221,937
3,063,069		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	70,205,542

			79,427,479

		Telecommunications 6.1%
9,145,816	*	Cable & Wireless plc (United Kingdom)	17,284,209
18,257		Nippon Telegraph and Telephone Corporation (Japan)	82,692,942

			99,977,151

		Total Common Stocks (Cost $1,112,458,655)	1,390,204,750

Principal
Amount

Short-Term Obligations 16.2%
49,127,000	Repurchase Agreement with State Street Bank, 0.40% due 10-1-03, Repurchase price $49,127,546 (Collateralized by U.S. government agency securities)	49,127,000
215,000,000	U.S. Treasury Bills, 0.88% – 0.93% due 10-2-03 to 11-28-03	214,826,500

		263,953,500

Total Investments (Cost $1,376,412,155)(a)	101.7%	1,654,158,250
Other Assets and Liabilities, Net	(1.7)	(27,500,334)

Net Assets	100.0%	$1,626,657,916

Net asset value per share		$12.75

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes.
(b)	Illiquid security.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

45,600,000	British Pound 3-19-04	$74,828,252	$(1,457,852)
160,300,000	Canadian Dollar 3-19-04	117,911,517	(69,864)
78,800,000	Euro 12-19-03	91,561,992	(1,870,256)
28,586,000,000	Japanese Yen 12-19-03	256,582,510	(13,767,478)
36,810,000,000	Japanese Yen 3-19-04	331,302,258	(10,056,022)

		$872,186,529	$(27,221,472)

International Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2003 (Unaudited)

COUNTRY WEIGHTING

OF STOCKS

Japan	40.9%
Canada	16.6
France	13.5
United States	8.0
United Kingdom	6.7
Netherlands	5.7
Australia	4.7
Singapore	3.9

100.0%

Small-Cap Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund posted a 4.5% gain in the third quarter and the Russell 2000 Index rose 9.1%. The Fund’s 25.6% year-to-date return is twice our annual goal of inflation plus 10%, although it is less than the Russell 2000’s 28.6% nine month return. As the Fund’s largest shareholder group, we are elated with Small-Cap’s recent results and caution our partners not to expect such high absolute numbers every year.

With the exception of three holdings, all of our investments added to the quarter’s solid gain. Several companies made a substantial positive impact on performance. NCR, Hilton, and Genlyte rose 24%, 27% and 28%, respectively. The substantial appreciation came more from improved sentiment rather than from any news or actual changes at the companies. Our appraisals remained essentially the same, and thus these three holdings sell for a smaller discount.

Although Level 3 has been the largest contributor by a wide margin to Small-Cap’s year-to-date performance, the stock declined 19% and the bonds we hold fell 6% during the quarter. Our appraised value of the company was unchanged and our corporate partners remain some of the most capable we have seen. Level 3’s revenues fell primarily because of management’s effort to eliminate the unprofitable portion of Genuity’s business (Level 3 acquired Genuity earlier this year.) Our appraisal assumed this run-off, and our expectation for the company’s cash flow growth is unimpaired. Level 3 has also announced a plan to replace its bank debt with bonds to provide a more flexible financial structure to aid in purchasing additional customer revenues to run over Level 3’s fixed cost structure.

Shaw fell almost 10%. No news accompanied this decline, and our appraisal held steady. We applaud CEO Jim Shaw, who has seized this price-to-value disparity by personally buying a significant amount of the non-voting shares.

MONY has been in the news along with comments your managers have made about the company’s recent agreement to be purchased by AXA for what we and other large shareholders believe is far below value. In this age of corporate governance scrutiny, it is difficult to believe management and the board could agree to a $31 per share bid without pursuing any type of auction. $31 is materially below the $43 per share GAAP book value that gives no credit for the distribution network or brand name. Furthermore, the closed block of insurance business is carried within GAAP book at a substantial negative number, despite the fact that the closed block generates profits. We believe shareholders have a number of options to get paid fairly for their investment. We are pursuing alternatives.

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

We have scaled back several holdings as prices have risen closer to appraisals. We have not found new qualifying investments to redeploy the proceeds, and therefore both our cash and our price-to-value ratio have risen. We are focused on lowering the P/V ratio from its mid-70’s level by diligently looking for 60-cent or better dollars to buy.

Small-Cap Fund - PERFORMANCE HISTORY and

PORTFOLIO SUMMARY

AVERAGE ANNUAL RETURNS

for the periods ended September 30, 2003

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	25.58%	7.38%	28.58%
One Year	36.07	12.32	36.50
Five Years	11.36	12.51	7.46
Ten Years	13.98	12.47	8.28

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

FIVE LARGEST HOLDINGS

(Represent 38.8% of Net Assets)

Level 3 Communications, Inc.

Common Stock (LVLT)	8.3%

Corporate Bonds	8.2%

Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

Fairfax Financial Holdings Limited (FFH)	6.1%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

NCR Corporation (NCR)	5.9%
A leading provider of data warehousing hardware and software called Teradata Systems.

Shaw Communications Inc. (SJR)	5.2%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

The Neiman Marcus Group, Inc. (NMG)	5.1%
High-end retailer with Bergdorf Goodman and Neiman Marcus Stores.

PORTFOLIO CHANGES

January 1, 2003 through September 30, 2003

New Holdings	Eliminations

Level 3 Communications, Inc. (from Note conversion)	Catellus Development Corporation Fleming Companies, Inc. Level 3 Communications, Inc., 9% Junior Convertible Subordinated Notes due 7/15/12 (converted to stock) Rogers Communications, Inc.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at September 30, 2003 (Unaudited)

Shares			Value

Common Stock 84.0%
		Beverages 3.8%
5,353,800		PepsiAmericas, Inc.	$77,576,562
		Broadcasting and Cable 5.2%
8,716,700		Shaw Communications Inc. – Class B (Foreign)	105,995,072
		Commercial Lighting 4.3%
1,981,045	*	Genlyte Group Incorporated	88,196,123
		Construction Materials 3.5%
2,881,000		Texas Industries, Inc	70,872,600
		Data Processing 5.9%
3,811,700	*	NCR Corporation	120,792,773
		Financial Services 6.4%
323,700	*	Alleghany Corporation	63,202,425
2,089,600		The MONY Group Inc.	68,016,480

			131,218,905

		Food Manufacturing 2.5%
1,881,800	*	Ralcorp Holdings, Inc.	52,125,860
		Grocery – Retail 2.6%
3,394,100		Ruddick Corporation	52,744,314
		Lodging 4.8%
6,133,653		Hilton Hotels Corporation	99,487,852
		Manufacturing 2.7%
8,840,000	*	Jacuzzi Brands, Inc.	54,808,000
		Multi-Industry 3.7%
3,000,000		Brascan Corporation (Foreign)	75,894,776
		Natural Resources 5.3%
1,489,700		Deltic Timber Corporation	43,082,124
7,610,000		TimberWest Forest Corp. (Foreign)	65,413,857

			108,495,981

		Property & Casualty Insurance 6.1%
799,900		Fairfax Financial Holdings Limited (Foreign)	124,777,287
		Publishing 4.2%
7,042,000		Hollinger International Inc. (Foreign)	86,968,700
		Real Estate 4.8%
2,271,675		Forest City Enterprises, Inc. – Class A	99,385,781
		Restaurants 4.8%
2,978,100		IHOP Corp.	97,830,585

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at September 30, 2003 (Unaudited)

Shares			Value

		Retail 5.1%
307,900	*	The Neiman Marcus Group, Inc. – Class A	$12,839,430
2,333,700	*	The Neiman Marcus Group, Inc. – Class B	91,317,681

			104,157,111

		Telecommunications 8.3%
31,373,292	*	Level 3 Communications, Inc.	170,043,243

		Total Common Stocks (Cost $1,369,421,557)	1,721,371,525

Principal
Amount

Corporate Bonds 8.2%
	Telecommunications 8.2%
171,000,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	146,205,000
34,080,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	21,896,400

	Total Corporate Bonds (Cost $95,662,565)	168,101,400

Short-Term Obligation 6.8%
90,904,000	Repurchase Agreement with State Street Bank, 0.40% due 10-1-03, Repurchase Price $90,905,010 (Collateralized by U.S. government agency securities)	90,904,000
50,000,000	U.S. Treasury Bill, 0.93% due 10-2-03	49,998,722

		140,902,722

Total Investments (Cost $1,605,986,844)(a)	99.0%	2,030,375,647
Other Assets and Liabilities, Net	1.0	19,595,432

Net Assets	100.0%	$2,049,971,079

Net asset value per share		$25.53

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes.

Note:	Companies designated as “Foreign” represent 22% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

120,000,000	Canadian Dollar 12-19-03	$88,605,497	$(421,182)

(Intentionally Left Blank)

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:

Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent
Abbreviation	Symbol	Cusip	Fund Number

Partners	LLPFX	543069108	133
Intl	LLINX	543069405	136
Sm-Cap	LLSCX	543069207	134

Longleaf Partners Funds SM

c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com